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                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 20, 1998, on our audit of the consolidated financial statements of Neoprobe Corporation and Subsidiaries for the year ended December 31, 1997.


                                               /s/ PricewaterhouseCoopers LLP

                                               PricewaterhouseCoopers LLP

Columbus, Ohio

June 12, 2000

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